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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20549

                                  ___________

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  January 29, 2001


                             PORTAL SOFTWARE, INC.
              (Exact Name of Registrant as Specified in Charter)


           Delaware                000-25829             77-0369737
(State or Other Jurisdiction    (Commission File       (IRS Employer
       of Incorporation)            Number)          Identification No.)


                         10200 South De Anza Boulevard
                          Cupertino, California  95014
          (Address of Principal Executive Offices, Including Zip Code)


       Registrant's telephone number, including area code: (408) 572-2000
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Item 5.   Other Events

On January 29, 2001, Portal Software, Inc. ("Portal") announced a multi-million dollar, multi-year contract with America Online under which America Online will license Portal's Infranet(R) software platform. America Online plans to use Infranet business management and billing software to support a wide range of services. Portal believes that revenues from America Online will represent more than 10% of Portal's total revenues for the quarter ending January 31, 2001.


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PORTAL SOFTWARE, INC.

Dated: January 29, 2001          By:  /s/ JACK L. ACOSTA
                                      ------------------
                                         Jack L. Acosta
                                         Chief Financial Officer
                                         and Vice President, Finance